Supplement dated July 21, 2015
to the Prospectus, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund	5/1/15
Columbia Adaptive Alternatives Fund, Columbia Diversified Absolute Return Fund, Columbia Global Inflation-Linked Bond Plus Fund, Columbia Global Technology Growth Fund, Columbia Global Unconstrained Bond Fund, Columbia Mortgage Opportunities Fund and Columbia Multi-Asset Income Fund are added as underlying funds. Accordingly, the following are added to Appendix A — Underlying Funds — Investment Objectives and Strategies:
Columbia Adaptive Alternatives Fund
Columbia Adaptive Alternatives Fund (the Fund) seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Under normal circumstances, the Fund allocates its net assets among non-traditional or “alternative” investments and strategies (referred to as Alternative Investment Strategies, as further described below), as well as other strategies, instruments and assets, including derivatives and cash. The Fund, through such investments, seeks absolute (positive) returns over a complete market cycle. For both stocks and bonds, a complete market cycle can be measured from market peak to peak or from market trough to trough. The Fund’s performance is anticipated to have a low correlation to the performance of the broad equity and fixed income markets over such cycles.
The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) determines the Fund’s desired exposures to, and allocation strategy across, Alternative Investment Strategies and other available strategies, instruments and assets.
In seeking its desired exposures, the Fund anticipates investing substantially in affiliated and unaffiliated open- and closed-end funds, including exchange-traded funds (ETFs) (collectively, the Underlying Funds). Certain of the Underlying Funds may themselves invest in various strategies, including strategies advised by hedge fund managers through open-end and closed-end funds, hedge funds, funds of hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (UCITS funds), and listed private equity funds and funds of funds. The Fund expects to invest in, among other Underlying Funds, Columbia Inflation Protected Securities Fund and to gain exposure to other Alternative Investment Strategies by investing in Columbia Intermediary Alternatives Fund (the Intermediary Fund), which will invest substantially all of its assets in Blackstone Alternative Multi-Strategy Fund (the Blackstone Fund), a mutual fund (and registered commodity pool) managed by Blackstone Alternative Investment Advisors LLC (Blackstone). It is currently expected that the Fund’s exposure to the Blackstone Fund will not exceed 60% of the Fund’s net assets.
As further described below, the Fund also has the flexibility to invest directly in any securities, instruments or other assets, including derivative instruments, unless otherwise noted below.
The Fund seeks exposure to Alternative Investment Strategies, which are strategies that seek investment returns largely uncorrelated with the broad equity and fixed income/debt markets. The Fund’s investment in or allocation to such strategies may include, directly or indirectly through Underlying Funds, exposure to activist, alternative beta, arbitrage, equity and/or credit long/short, event-driven, fundamental, global macro, managed futures, multi-strategy, opportunistic trading, quantitative, and relative value strategies, among others. These particular Alternative Investment Strategies are described below.
Activist Strategies seek exposure to companies that are the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the particular company’s securities to increase.
Alternative Beta Strategies seek exposure to market-based opportunities through a portfolio constructed of long/short securities positions, derivatives and other instruments in an attempt to isolate and capitalize upon certain market-based inefficiencies, such as, for example, value and momentum. These alternative beta strategies typically have less correlation to traditional equity and fixed income markets.
Arbitrage Strategies seek to identify and exploit pricing inefficiencies in certain securities, markets or countries.
Equity and/or Credit Long/Short Strategies involve long positions in equity or fixed income securities that are expected to go up in value and short positions in equity or fixed income securities that are expected to decline in value in an attempt to profit from the difference in performance of the long positions versus the short positions.
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Event-driven Strategies employ processes designed to identify opportunities relating to companies undergoing particular corporate transactions or structural transformations (e.g., mergers, acquisitions or reorganizations).
Fundamental Strategies employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.
Global Macro Strategies focus on macroeconomic fundamentals in developing investment theses. Global macroeconomics deals with the performance, structure, behavior, and decision-making of the global economy as a whole, rather than individual markets. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.
Managed Futures Strategies seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.
Multi-Strategy Strategies employ a wide variety of strategies, including some or substantially all of the strategies described above, based upon analysis of macroeconomic variables.
Opportunistic Trading Strategies employ processes designed to identify short-term or long-term trading opportunities, including analyzing supply/demand imbalances.
Quantitative Strategies employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments, and changes in market sentiment.
Relative Value Strategies seek to identify and exploit differences in prices or rates between related financial instruments (e.g., stocks and bonds of the same issuer or issuers in the same or similar industry or sector) in an attempt to profit from the convergence in value between the related securities.
These Alternative Investment Strategies, whether implemented directly within the Fund’s portfolio by the Investment Manager or implemented indirectly through investments in Underlying Funds, employ the use of various securities, instruments and other assets, including derivative instruments. Through its investment in the Alternative Investment Strategies and other available strategies, instruments and assets, the Fund will have investment exposure, directly or indirectly through the Underlying Funds, to a broad range of markets and asset classes economically tied to U.S. and foreign markets, including, but not limited to, equity securities, fixed income securities, and derivative instruments (both exchange-traded and over-the-counter instruments), including commodity-linked investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument.
The derivative instruments in which the Fund may invest directly or indirectly through Underlying Funds include futures; forward foreign currency contracts; forward interest rate agreements; structured notes; swaps; options; and warrants and rights. The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below) or Underlying Funds, including but not limited to Columbia Commodity Strategy Fund, a registered commodity pool. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. The Fund may invest in derivatives to manage the Fund’s overall risk exposure.
The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under federal tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

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The equity securities in which the Fund may invest directly or indirectly through Underlying Funds include those of issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth-, value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities in which the Fund may invest directly or indirectly through Underlying Funds include debt securities of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, inflation-hedging assets, as well as sovereign and quasi-sovereign debt investments. There is no limitation on the maturities or duration of the instruments in which the Fund may invest.
The Fund may directly or indirectly purchase securities in private placements, repurchase agreements, securities or other instruments of distressed companies or issuers undergoing other special situations, including initial public offerings or major corporate events, such as business consolidations or restructurings.
The Fund may directly or indirectly take both long and short positions in all of its investments. The Fund as a whole, or any Underlying Fund, may at any time have either a net long exposure or a net short exposure to markets, and neither the Underlying Funds nor the Fund’s portfolio as a whole will be managed to maintain any fixed net long or net short market exposure.
The Fund expects to have significant investment leverage (market exposure in excess of the Fund’s assets) as a result of certain of its direct investments (e.g., derivatives) and/or its investments in Underlying Funds, which may themselves use leverage.
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Diversified Absolute Return Fund
Columbia Diversified Absolute Return Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
The Fund pursues absolute (positive) returns through a diversified portfolio reflecting multiple asset classes and various investment and hedging strategies employed across equity, fixed income and other markets, such as commodities markets, while seeking to capitalize on market inefficiencies.
Although the specific strategies the Fund pursues and the manner in which the Fund pursues such strategies may change from time to time, the Fund is currently expected to combine tactical beta, alternative beta and alpha strategies in seeking the Fund’s investment objective. (In general, beta is a measure of price volatility resulting from general market movements and alpha is a measure of return resulting from active management.) The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may use fundamental and quantitative methods to identify and capitalize on short-term mispricings within and across traditional asset classes and markets, such as stocks and bonds. This strategy may be referred to as a tactical beta strategy in that it seeks opportunities to earn returns from price movements of broad markets. For instance, if the Investment Manager believes the U.S. equity market is undervalued, the Investment Manager may seek to capitalize on this mispricing by investing in futures on a U.S. equities index. The Investment Manager may also use fundamental and quantitative methods to identify and capitalize on systemic and structural market inefficiencies. This strategy may be referred to as an alternative beta strategy in that it seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. For instance, the Fund may take a long position in a broad basket of equities that the Investment Manager believes are attractively valued and take a short position in a broad basket of equities that the Investment Manager believes are unattractively valued, in order to generate returns from the relative price difference generally expected in the equity markets over time between undervalued and overvalued equities (i.e., the “value premium”). The Investment

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Manager will also allocate assets to long, short and other strategies intended to generate returns that are not dependent on overall market direction. These strategies may be referred to as alpha strategies in that they are intended to have relatively low correlation to market movements and are derived from active management.
The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, options, swaps, fixed-income, floating rate and other debt securities (including U.S. government obligations, sovereign and quasi-sovereign debt obligations, asset-backed securities, exchange traded notes, mortgage-backed securities and fixed income futures), currency forwards and futures and other commodity-related investments, and other investment companies (including mutual funds, closed-end funds and exchange-traded funds (ETFs)). The Fund may gain investment exposure to these securities and instruments directly or indirectly through investment in one or more Subsidiaries (as defined below) or affiliated and third party investment companies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade or, if unrated, deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Fund may invest in derivatives such as futures (including bond, currency, equity index, interest rate and volatility index futures), forward foreign currency contracts, forward interest rate agreements, options and swap contracts (including credit default swaps, interest rate swaps and total return swaps), in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
In addition, under normal circumstances, the Fund uses forward foreign currency contracts in seeking to enhance returns based on fluctuations in the values of various foreign currencies relative to the U.S. dollar (the Currency Overlay Strategy). The Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly.
The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest in commodity futures, financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.
Columbia Global Inflation-Linked Bond Plus Fund
Columbia Global Inflation-Linked Bond Plus Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-linked debt securities. Inflation-linked debt securities are fixed-income securities that are structured to provide protection against inflation. These securities include bonds and other debt securities whose principal and/or interest payments are adjusted for inflation. The Fund may also invest in other debt instruments, including asset-backed and mortgage-backed securities, which may be of any maturity and may be issued by developed, developing or emerging markets issuers, including the U.S. Government, non-U.S. governments, quasi-governmental organizations, agencies, instrumentalities, supranational entities and companies. The Fund’s investments may include money market instruments and shares of an affiliated money market fund. The Fund may make these investments for their income-producing potential and they may also be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s investments in derivatives. The Fund generally invests at least 80% of its assets in debt securities rated investment grade by at least one rating agency or, if unrated, determined to be of comparable quality. The Fund may invest up to 20% of its assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions.

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The Fund may also invest in reverse repurchase agreements and derivative instruments, including forward foreign currency contracts, futures (including bond futures), options on futures, and swaps (including index swaps, rate swaps, total return swaps, and TIPS asset swaps), in an effort to produce incremental earnings, to hedge existing positions, to increase market, interest rate or credit exposure, to increase investment flexibility (including by using the derivative as a substitute for the purchase or sale of the underlying security, currency or other instrument), and/or to change the effective duration of its portfolio. The Fund expects to utilize leverage, created through investments in reverse repurchase agreements and inflation rate swaps, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility.
Under normal circumstances, the Fund invests at least 40% of its net assets in debt obligations of non-U.S. government, quasi-governmental organizations, agencies, instrumentalities and supranational entities, as well as companies that maintain their principal place of business outside the U.S.; have been formed under the laws of non-U.S. countries; trade their securities in a market located outside the U.S.; or conduct a substantial amount of business outside the U.S. The Fund considers an issuer to conduct a substantial amount of business outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. There is no limitation on the maturities of the instruments in which the Fund may invest.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Global Technology Growth Fund
Columbia Global Technology Growth Fund (the Fund) seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Under normal circumstances, the Fund invests at least 80% of net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of technology companies that may benefit from technological improvements, advancements or developments. For these purposes, technology companies are those companies that, in the opinion of the Fund’s investment manager, use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations. Technology companies include companies in technology-related industries or sectors, such as the information technology, communications, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors. The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies.
Under normal circumstances, the Fund generally invests at least 40% of its net assets in foreign currencies, companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that have been formed under the laws of non-U.S. countries. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. From time to time, the Fund may be below this 40% level and, in such circumstances, the Fund will endeavor to invest its assets to bring the Fund’s net assets above this 40% level while giving due regard to the Investment Manager’s view of market and other conditions and available investment opportunities.
Under normal circumstances, the Fund invests at least 25% of the value of its total net assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries.
The Fund invests primarily in common stocks of companies that the investment manager believes have the potential for long-term growth.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.

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Columbia Global Unconstrained Bond Fund
Columbia Global Unconstrained Bond Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed-income investments. As an “unconstrained” fund, the Fund has significant flexibility to invest across the fixed-income/debt asset class in seeking to manage the portfolio through various market environments, while being mindful of interest rates, credit, market volatility and other factors.
The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines the Fund’s desired exposures to, and allocation strategy across, Fixed Income Investments (as defined below) and other available instruments and assets. The Investment Manager combines macroeconomic, fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
The “unconstrained” nature of the Fund’s investment strategy provides it with significant latitude to obtain desired fixed-income/debt asset class exposure by investing in or allocating assets to debt instruments of governments throughout the world (including the U.S., developed and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt instruments of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S., developed and emerging markets), debt instruments of any credit rating (including below investment grade, commonly known as “high-yield” or “junk” bonds/instruments) or debt instruments that are unrated, commercial and residential mortgage-backed securities, asset-backed securities, floating rate loans, bank loans, loan assignments and loan participations, exchange-traded notes, cash/cash equivalents, inflation-hedging assets, convertible securities, sovereign and quasi-sovereign debt investments, as well as fixed-income-related derivative instruments, including those described below (collectively, Fixed Income Investments). Fixed Income Investments may have, as applicable, varying interest rates, terms, maturities, durations, credit exposures, and industry/sector exposures, and the Fund has no limitations with regard to such exposures. At times, the Fund may be focused on any one of these types of Fixed Income Investments.
Under normal circumstances, the Fund invests at least 40% of its net assets in foreign currency and Fixed Income Investments of or relating to foreign governments, as well as those of or relating to companies or other entities that: maintain their principal place of business outside the U.S.; have been formed under the laws of non-U.S. countries; trade their securities in a market located outside the U.S.; or conduct a substantial amount of business outside the U.S. The Fund considers an issuer or other entity to conduct a substantial amount of business outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund may invest in derivatives (both exchange-traded and over-the-counter instruments), including forward foreign currency contracts, forward interest rate agreements, futures (including bond, currency, index, and interest rate, including Treasury futures), options (including options on futures and on swaps (more commonly referred to as swaptions)) and swaps (including credit default swaps, indexed-based swaps, including index-based total return swaps, and interest rate swaps) to manage or hedge portfolio risk, interest rate risk or currency exposure, earn income, meet liquidity needs, enhance return, manage duration, or as a substitute for a position in an underlying asset or index.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may purchase securities or other instruments in private placements, as well as repurchase agreements. The Fund may invest in instruments denominated in foreign currencies and in U.S. dollar-denominated instruments of foreign issuers.
The Fund may take both long and short positions in all of its investments and may, at any time, have either a net long exposure or a net short exposure to markets. The Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund expects to have significant investment leverage (market exposure in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives).
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.

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The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Mortgage Opportunities Fund
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related assets. Mortgage-related assets include, but are not limited to, long and short positions in mortgage-related securities that are either issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, mortgage-related securities issued by non-U.S. governments, and residential and commercial mortgage-backed securities issued by non-governmental entities, all of which may be represented by derivatives such as forward contracts, options, futures or swap agreements. Mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO), principal-only (PO) and inverse interest-only (IIO) securities. The Fund seeks to generate positive absolute total returns over full market cycles by investing principally in mortgage-related assets as well as other types of fixed-income securities and instruments such as asset-backed securities.
The Fund may invest in fixed income securities of any maturity and does not seek to maintain either a particular dollar-weighted average maturity or a particular duration.
The Fund may invest in derivative instruments, such as futures (including bond futures) to manage interest rate exposure, forward-settling transactions to produce incremental earnings, swaps (including credit default swaps, interest rate swaps, total return swaps and swaptions) to manage credit and interest rate exposure, options on futures to hedge existing positions and IO securities to produce incremental earnings. The Fund’s use of derivatives may result in leverage (market exposure in excess of the Fund’s assets). The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives. The Fund may also engage in short sales.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. The Fund may also engage in repurchase agreements.
The Fund may invest in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Multi-Asset Income Fund
Columbia Multi-Asset Income Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is total return.
Under normal circumstances, the Fund allocates its assets to multiple asset classes, such as equity, fixed income and cash/cash equivalents, as well as strategies designed to achieve desired investment exposures, including through the use of derivatives and other instruments and assets. The Fund may invest in the securities, instruments and assets described herein directly, or indirectly through investments in other mutual funds and exchange-traded funds (ETFs) managed by third parties or the investment manager or its affiliates. The Fund seeks to use asset class selection and diversification as its primary strategy to generate income and total return.

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The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) determines the Fund’s desired exposures to, and allocation across, asset classes and strategies. The Fund is not required to allocate its investments among asset classes in any fixed proportion. The relative proportions of the Fund’s investments allocated to each asset class or strategy may change over time based upon market and economic conditions.
The fixed-income instruments in which the Fund may invest directly, or indirectly through underlying funds, include debt securities of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, commercial and residential mortgage-backed securities, and bank loans. There is no limitation on the maturities or duration of the instruments in which the Fund may invest.
The equity securities in which the Fund may invest directly, or indirectly through underlying funds, include those of issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth- or value-oriented styles), which may include common stocks, preferred stocks, convertible securities, master limited partnerships, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The Fund may invest in derivatives and complex securities, including structured notes (such as equity-linked notes), for investment purposes.
The rest of the section remains the same.
The following are added under the caption "Underlying Funds - Principal Risks" in Appendix B:
Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
To the extent that an underlying fund is charged a performance (or incentive) fee (which would indirectly be borne by the Fund’s shareholders), such fees may create incentives for the underlying fund’s manager to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, underlying fund managers may receive compensation for relative performance of the underlying fund even if the underlying fund’s overall returns are negative.
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund.
Bankruptcy Process Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with

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respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.
Derivatives Risk/Commodity-Linked Futures Contracts Risk. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy), each of which may result in significant losses for the Fund.
Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps, among other factors, may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.
Derivatives Risk/Structured Investments Risk. Structured instruments include debt instruments that are collateralized by the underlying cash flows of a pool of financial assets or receivables. Structured investments may be less liquid than other debt securities (or illiquid), and the price of structured investments may be more volatile. In some cases, depending on its terms, a structured investment may provide that the principal and/or interest payments may be adjusted below zero. Structured investments also may involve significant credit risk and risk of default by the counterparty. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).
Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps, among other factors, may be leveraged (creating leverage risk), and are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.
Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value, as well being subject to liquidity risk.

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Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses.
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another underlying fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund(s) does not present itself in a timely manner or at all.
Listed Private Equity Fund Investment Risk. Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk, valuation risk, sector risk and credit risk. Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund to greater volatility and risk of loss. Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce against the borrower compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment ideas regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions;

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natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.
Model and Technology Risk. Investment strategies or programs that are fundamentally dependent on proprietary or licensed technology, such as, among other things, hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data – all of which may have a negative effect on the Fund.
Multi-Strategy Risk. The multi-strategy approach employed by the Fund involves special risks, which include the risk that investment decisions, at the Fund or the underlying fund level, may conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Also, managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Fund or other investors.
New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or other’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code). In order to so qualify, the Fund must sufficiently diversify its assets within the requirements of Subchapter M of the Code. If the Blackstone Fund were to fail to qualify as a regulated investment company, then, absent a cure of such failure, the Fund would itself fail to qualify for treatment as a regulated investment company.
The tax treatment of certain investments and of the income and gain therefrom under the qualifying income test applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the IRS) regarding such investments or the income and gain from such investments might affect the Fund’s ability to qualify for treatment as a regulated investment company, including on a retroactive basis.
If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise were not to cure such failure, the Fund would be ineligible for the favorable tax treatment accorded to regulated investment companies for one or more years, which would adversely affect the value of the Fund.
Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements regarding the source of its income. It is possible that instruments in which the Fund is permitted to invest will not give rise to qualifying

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income. If the Fund were to fail to limit its income from such investments appropriately, absent a cure the Fund would be unable to qualify for treatment as a regulated investment company. The tax treatment of certain investments and of the income and gain therefrom under the qualifying income test applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the IRS) regarding such investments or the income and gain from such investments might affect the Fund’s ability to qualify for treatment as a regulated investment company, including on a retroactive basis.
If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise could not cure such failure, the Fund would be ineligible for the favorable tax treatment afforded to regulated investment companies for one or more years, which would adversely affect the value of the Fund. Please refer to “Distributions and Taxes” in this prospectus or to “Taxation” in the SAI for additional information about the U.S. federal income tax treatment of the Fund.
Trade Claims Risk. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology.
The rest of the section remains the same.

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